UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 11, 2020

PIONEER ENERGY SERVICES CORP.

(Exact name of registrant as specified in its charter)

Texas	1-8182	74-2088619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1250 N.E. Loop 410, Suite 1000 San Antonio, Texas		78209
(Address of principal executive offices)		(ZIP Code)

Registrant’s telephone number, including area code: (855) 884-0575

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.03	Bankruptcy or Receivership.

As previously disclosed, Pioneer Energy Services Corp. (“Pioneer” or the “Company”) and its affiliates, Pioneer Coiled Tubing Services, LLC, Pioneer Drilling Services, Ltd., Pioneer Fishing & Rental Services, LLC, Pioneer Global Holdings, Inc., Pioneer Production Services, Inc., Pioneer Services Holdings, LLC, Pioneer Well Services, LLC, Pioneer Wireline Services Holdings, Inc. and Pioneer Wireline Services, LLC filed voluntary petitions for relief under Title 11 of the United States Code (the “Cases”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) and filed the prepackaged Chapter 11 plan of reorganization (the “Plan”) with the Bankruptcy Court.

On May 11, 2020, the Bankruptcy Court entered an order, Docket No. 331 (the “Confirmation Order”) confirming the Plan. A copy of the Confirmation Order with a copy of the Plan as confirmed attached thereto, is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Pioneer expects that the effective date of the Plan (as defined in the Plan, the “Effective Date”) will occur after all conditions precedent to the Plan have been satisfied. Although we are targeting occurrence of the Effective Date as soon as reasonably practicable, we can make no assurances as to when, or ultimately if, the Plan will become effective. It is also possible that technical amendments could be made to the Plan prior to the Effective Date.

Pursuant to the Plan, Pioneer’s common stock outstanding immediately before the Effective Date will be canceled and of no further force or effect after the Effective Date. As of March 31, 2020, the Company had 79,579,571 shares of common stock outstanding.

The organizational documents of the reorganized Pioneer will become effective on the Effective Date, and will authorize the reorganized Pioneer to issue shares of new common stock pursuant to the Plan, including to holders of existing shares of common stock, in the amounts, and on the terms, set forth in the Plan.

Information regarding the assets and liabilities of Pioneer as of the most recent practicable date is hereby incorporated by reference to Pioneer’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on March 6, 2020, as amended by Form 10-K/A, filed with the SEC on April 28, 2020.

Statements contained in this current report that express a belief, expectation or intention, as well as those that are not historical fact, are forward-looking statements made in good faith that are subject to risks, uncertainties and assumptions. These forward-looking statements are based on our current beliefs, intentions, and expectations. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions, future events or performance (often, but not always identifiable by the use of the words or phrases such as “will result,” “expects to,” “will continue,” “anticipates,” “plans, “intends,” “estimated,” “projects,” and “outlook”) are not historical facts and may be forward-looking and, accordingly, such statements involve estimates, assumptions and uncertainties which could cause actual results to differ materially from those expressed in these forward-looking statements. Our actual results, performance or achievements could differ materially from those we express in the foregoing discussion as a result of a variety of factors. We have discussed many of these factors in more detail in our Annual Report on Form 10-K for the year ended December 31, 2019, as amended by Form 10-K/A for the year ended December 31, 2019, including under the heading “Risk Factors” in Item 1A. In addition, our actual results could be affected by the risks and uncertainties relating to the bankruptcy filing by the Company, including but not limited to, (i) the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Cases, (ii) the ability of the Company and its subsidiaries to consummate the transactions contemplated by the restructuring support agreement (the “RSA”) with respect to the Cases, (iii) the effects of the Company’s bankruptcy filing on the Company and on the interests of various constituents, (iv) Bankruptcy Court rulings in the Cases and the outcome of the Cases in general, (v) the length of time the Company will operate under the Cases, (vi) risks associated with third party motions in the Cases, which may interfere with the Company’s ability to consummate the transactions contemplated by the RSA, (vii) the potential adverse effects of the Cases on the Company’s liquidity or results of operations, (viii) the ability to operate the Company’s business and consummate the transactions contemplated by the RSA, (ix) the transactions contemplated by the debtor-in-possession financing facility, and the RSA being subject to closing conditions, which conditions may not be satisfied for various reasons, including for reasons outside of the Company’s control; (x) increased legal costs to execute the Company’s reorganization, and other risks and uncertainties, (xi) the Company’s ability to maintain contracts, trade credit and other customer and/or vendor relationships that are essential to the Company’s operations, and (xii) the Company’s ability to retain key executives and employees. These factors are not necessarily all the important factors that could affect us. Other unpredictable or unknown factors could also have material adverse effects on actual results of matters that are the subject of our forward-looking statements. All forward-looking statements speak only as of the date on which they are made and we undertake no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events or otherwise. We advise readers that they should (1) recognize that important factors not referred to above could affect the accuracy of our forward-looking statements and (2) use caution and common sense when considering our forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

2.1	Order of the Bankruptcy Court, dated May 11, 2020, confirming Pioneer’s Joint Prepackaged Plan of Reorganization under the Bankruptcy Code, together with such Joint Prepackaged Plan of Reorganization.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER ENERGY SERVICES CORP.

By:	/s/ Lorne E. Phillips
Lorne E. Phillips
Executive Vice President and Chief Financial Officer

Date: May 12, 2020

EXHIBIT INDEX

Exhibit Number	Exhibit Description

2.1	Order of the Bankruptcy Court, dated May 11, 2020, confirming Pioneer’s Joint Prepackaged Plan of Reorganization under the Bankruptcy Code, together with such Joint Prepackaged Plan of Reorganization.

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